EXHIBIT 1(a)


                                    TXU CORP.


                               [Name of Security]


                             UNDERWRITING AGREEMENT


                                                                          [Date]





as representative[s] ([collectively, ]the "Representative") of the underwriters named in Schedule II hereto
(the "Underwriters")

Ladies and Gentlemen:

          1. Introduction. TXU Corp., a Texas corporation (the "Company"), proposes to issue and sell severally to the Underwriters [/1/an aggregate of _________ shares of the Company's Common Stock, without par value (the "Common Stock"), along with the preference stock purchase rights appurtenant thereto (the "Rights," and together with the Common Stock, the "Shares" or "Securities")] [/2/an aggregate of _________ shares of the Company's Preference Stock, $25 par value per share, of the ____ series, having the designation and with the terms specified in Schedule I hereto (the "Securities")] [/3/$_________ aggregate principal amount of the Company's debt securities having the designation and with the terms specified in Schedule I hereto (the "Securities")] [/4/the Company's new securities ("Initial Securities"). [modify to reflect transaction: The Initial Securities will consist of an aggregate of ________ equity units of the Company, initially consisting of an aggregate of
_________ of the Company's corporate units ("Corporate Units"), with a stated amount per Corporate Unit of $___ (the "Stated Amount")]].

          2.  Description of Securities.

     [/2/The Securities shall have the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications set forth in the Company's Restated Articles of Incorporation, as amended, with respect to Preference Stock and the resolution of the Special Committee of

----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

     the Company's Board of Directors establishing and setting forth the terms of the Securities, copies of which have been furnished to Pillsbury Winthrop LLP ("Counsel for the Underwriters").]

     [/3/The Securities are to be issued pursuant to the provisions of an Indenture (For Unsecured Debt Securities, Series __), to be dated as of _________ __, 200_, between the Company and The Bank of New York, as trustee (the "Trustee"), said Indenture, together with any amendments or supplements thereto, being hereinafter referred to as the "Indenture," and an Officer's Certificate establishing the terms of the Securities, to be dated on or about ___________ __, 200_, in each case, with the material terms described in the Prospectus (as hereinafter defined).

     [/4/Modify to reflect transaction: Each Corporate Unit will initially consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will purchase from the Company not later than ___________ __, 200_ (the "Purchase Contract Settlement Date"), for $__ in cash, a number of newly issued shares of the Company's common stock, without par value ("Common Stock"), along with the preference stock purchase rights appurtenant thereto (the "Rights," and together with the Common Stock, the "Shares"), determined as provided in the Purchase Contract, and (ii) the Company will pay the holder unsecured contract adjustments payments ("Contract Adjustment Payments") at the rate of _____% of the Stated Amount per annum until the Purchase Contract Settlement Date, subject to the right of the Company to defer such payments, and (b) beneficial ownership of a ___% Series _ Senior Note of the Company due ___________ __, 200_ (a "Senior Note"), having a principal amount of $__. The Senior Notes will be issued pursuant to the provisions of an Indenture (For Unsecured Debt Securities Series _), to be dated as of ___________ __, 200_, between the Company and The Bank of New York, as trustee (the "Trustee"), said Indenture, together with any amendments or supplements thereto, being hereinafter referred to as the "Indenture," and an Officer's Certificate establishing the terms of the Senior Notes to be dated on or about ___________ __, 200_, in each case, with the material terms described in the Prospectus (as hereinafter defined). In accordance with the terms of the Purchase Contract Agreement, to be dated as of ___________ __, 200_, between The Bank of New York, as purchase contract agent, attorney-in-fact and trustee (the "Purchase Contract Agent"), and the Company (the "Purchase Contract Agreement"), the Senior Notes constituting a part of the Corporate Units will be pledged by the Purchase Contract Agent, on behalf of the holders of the Corporate Units, to _________________, as collateral agent, custodial agent and securities intermediary (the "Collateral Agent") pursuant to the Pledge Agreement, to be dated as of ___________ __, 200_ (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligations to purchase Shares pursuant to the Purchase Contract. Under certain circumstances, the Senior Notes will be subject to remarketing pursuant to a Remarketing Agreement, to be dated as of ___________ __, 200_, between ____________________________ and the Company (the "Remarketing
     Agreement").]

          3. Representations and Warranties of the Company. The Company represents and warrants to the several Underwriters that:

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


          (a) The Company, TXU Capital III and TXU Capital IV have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 on _______, __ 200_ (Registration Nos. 333-____, 333-____-01 and 333-____-02) for the registration under the Securities Act of 1933, as amended (the "Securities Act") of $___________ aggregate amount of (i) the Company's Common Stock, without par value, and related Preference Stock purchase rights, (ii) the Company's Preference Stock, $25 par value, (iii) the Company's unsecured debt securities ("Debt Securities"), (iv) contracts to purchase shares of Common Stock ("Stock Purchase Contracts"), (v) stock purchase units, each representing ownership of a Stock Purchase Contract and Debt Securities or obligations of third parties ("Stock Purchase Units") and (vi) the preferred trust securities (the "Trust Securities") of TXU Capital III and TXU Capital IV, an equal principal amount of the Company's junior subordinated debentures and guarantees and other obligations of the Company in respect of such Trust Securities. Such registration statement ("Registration Statement No. 333-____") was declared effective by the Commission on _________ __, 200_. References herein to the term "Registration Statement" as of any date shall be deemed to refer to Registration Statement No. 333-____, as amended or supplemented to such date, including all documents incorporated by reference therein as of such date pursuant to Item 12 of Form S-3 ("Incorporated Documents"); provided that if the Company files a registration statement with the Commission pursuant to Section 462(b) of the Securities Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement. References herein to the term "Prospectus" as of any given date shall be deemed to refer to the prospectus, including any preliminary prospectus, relating to the securities registered under Registration Statement No. 333-____, as amended or supplemented as of such date (other than by amendments or supplements relating to securities other than the Securities), including all Incorporated Documents as of such date and including any prospectus supplement relating to the Securities. References herein to the term "Effective Date" shall be deemed to refer to the later of the time and date Registration Statement No. 333-____, any post-effective amendment to Registration Statement No. 333-____ or any Rule 462(b) Registration Statement was declared effective or the time and date of the filing thereafter of the Company's most recent Annual Report on Form 10-K if such filing is made prior to the Closing Date, as hereinafter defined. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus on or after the date of this agreement (this "Agreement") and prior to the Closing Date, as hereinafter defined, without prior notice to the Underwriters, or to which [/1,3,4/Pillsbury Winthrop LLP ("Counsel for the Underwriters")] [/2/Counsel for the Underwriters] shall reasonably object in writing. For the purposes of this Agreement, any Incorporated Document filed with the Commission on or after the date of this Agreement and prior to the Closing Date, as hereinafter defined, shall be deemed an amendment or supplement to the Registration Statement and the Prospectus.

          (b) On the Effective Date, the Registration Statement and the Prospectus fully complied and at the Closing Date, as hereinafter defined, the Registration Statement, the Prospectus [/3/and the Indenture] [/4/ , the Indenture and the Purchase Contract Agreement] will fully comply in all material respects with the applicable provisions of the Securities Act,

     [/3,4/the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"),] and the applicable rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did not, and at the Closing Date, as hereinafter defined, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date, the Prospectus did not, and at the Closing Date, as hereinafter defined, and on the date it is filed with the Commission pursuant to Rule 424 of the General Rules and Regulations of the Securities Act ("Rule 424"), the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the Incorporated Documents, taken together as a whole, fully complied or will fully comply in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus on said dates did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon information furnished in writing to the Company by, or on behalf of, any Underwriter, through the Representative, for use in connection with the preparation of the Registration Statement or the Prospectus or to any statements in or omissions from the Statements of Eligibility under the Trust Indenture Act [/1,2/, of 1939, as amended ("Trust Indenture Act")] or amendments thereto, filed as exhibits to the Registration Statement.

          (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, by-laws or other agreement or instrument to which the Company is now a party.

          (d) Each Material Subsidiary (as defined below) has been incorporated, organized or formed and is validly existing as a corporation or other legal entity in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate or other power and authority to own, lease and operate its properties and to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus, and is qualified as a foreign corporation or other legal entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the Company and its subsidiaries, considered as a whole. Except as otherwise set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock or other ownership interests of the Material Subsidiaries have been authorized and validly issued, are fully paid and (except for any directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as permitted by the various indentures, mortgages, deeds of trust or other agreements to which the Company is party. None of the outstanding shares of capital stock or other ownership interests of the Material Subsidiaries was issued in violation of preemptive or other similar rights arising by operation of law, under the charter or certificate of organization or formation, or by-laws or limited liability company agreement or agreement of limited partnership of any Material Subsidiary or under any agreement to which the Company or any Material Subsidiary is a party. "Material Subsidiary" shall mean each of the following companies:
     ______________________.

          (e) No approval, authorization, consent or order of any public board or body (except such as have been already obtained and other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America), as to which the Company makes no representation or warranty) is legally required for the issuance and sale by the Company of the Securities.

          (f) The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; except as otherwise indicated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly, in all material respects, in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly, in all material respects, the information shown therein and, except as otherwise indicated therein, have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

          4. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective number or aggregate amount of the Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price or prices set forth in Schedule I hereto. [/1/ The Underwriters agree to make a public offering of the Shares.]

          [/4/ The Senior Notes constituting a part of the Corporate Units will be pledged to the Collateral Agent to secure holders' obligations to purchase Shares under the Purchase Contracts. Such pledge shall be effected by the delivery to the Collateral Agent of the Senior Notes to be pledged in certificated form endorsed in blank at the Closing Date in accordance with the Pledge Agreement.]


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


          5. Time and Place of Closing. Delivery of the Securities against payment of the aggregate purchase price, plus [/4/ accumulated contract adjustment payments,] accumulated dividends or accrued interest, as the case may be, thereon, if any, from the [date of original issuance] to the date of payment for and delivery of the Securities, therefor by wire transfer in federal funds [/4/, and against delivery to the Collateral Agent of the Senior Notes constituting a part of the Initial Securities] by the Underwriters or on their behalf shall be made at the offices of Thelen Reid & Priest LLP, 875 Third Avenue, New York, New York, at __:00 A.M., New York time, on ________ __, 200_, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representative or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date".

          The Securities shall be issued in the form of one or more global securities in fully registered form (the "Global Securities"). The Global Securities shall be delivered on the Closing Date, or such other date and time as agreed by The Depository Trust Company ("DTC") or The Bank of New York, to DTC or to The Bank of New York , as custodian for DTC, registered in the name of Cede & Co., for the respective accounts of the Underwriters or as otherwise directed by the Representative in writing not later than the close of business on the second business day prior to the Closing Date. The Company agrees to make the Securities available upon request to the Representative for checking purposes not later than 2:00 P.M., New York time, on the business day preceding the Closing Date at the offices of Thelen Reid & Priest LLP set forth above, or at such other place in New York City as the Company may specify.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the [/1,2,4/number] [/3/principal amount] of the Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the non-defaulting Underwriters of the default of such defaulting Underwriter, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more other underwriters, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and are satisfactory to the Company, to purchase, upon the terms herein set forth, the [/1,2,4/number] [/3/principal amount] of the Securities that the defaulting Underwriter had agreed but failed or refused to purchase. If any non-defaulting Underwriter or Underwriters shall give written notice to the Company of such determination within 24 hours after receipt of notice of any such default, the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If, in the event of such default, no non-defaulting Underwriter shall give such notice, or the non-defaulting Underwriter or Underwriters shall within such 24 hour period give written notice to the Company that it or they shall not exercise such right, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriter or Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement, it shall have the right, irrespective of such default:


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


          (a) to require each non-defaulting Underwriter to purchase and pay for the respective [/1,2,4/number] or [/3/amount] of the Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, all or a part of the [/1,2,4/number] [/3/principal amount] of the Securities that the defaulting Underwriter shall have so failed or refused to purchase up to [/1,2,4/a number] or [/3/an amount] thereof equal to one-ninth (1/9) of the [/1,2,4/number] or [/3/amount] of Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

          (b) to procure one or more persons who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and are reasonably acceptable to the Representative, to purchase, upon the terms herein set forth, either all or a part of the [/1,2,4/number] [/3/amount] of the Securities that such defaulting Underwriters had agreed but failed or refused to purchase or that portion thereof, if any, that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

          In the event the Company shall exercise its rights under (a) and/or
(b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 5, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 5 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section 5 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 6(g) and 9 hereof.

          6. Covenants of the Company. The Company agrees with the Underwriters that:

          (a) It will promptly deliver to the Underwriters a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all Incorporated Documents and exhibits and of all amendments thereto.

          (b) It will deliver to the Underwriters, as soon as practicable after the date hereof, as many copies of the Prospectus as of such date as the Underwriters may reasonably request.

          (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable and advise the Underwriters of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales by an Underwriter or a dealer, any event relating to or affecting the Company or of which the Company shall be advised in writing by the Underwriters shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, it will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then such Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the Underwriter's request, will furnish to the Underwriter, at the expense of the Underwriters, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with
     Section 10(a) of the Securities Act.

          (e) It will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 under the Securities Act.

          (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as the Underwriters may designate, provided that the Company shall not be required to register or qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

          (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 5 hereof, (iii) the qualification of the Securities under blue-sky laws (including counsel fees not to exceed $7,500 and reasonable disbursements of counsel), and (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 6(d) hereof, of the Prospectus. The Company shall not, however, be required to pay any amount for any expenses of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 10 hereof, the Company will reimburse the Underwriters for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

          (h) During the period [describe period], the Company will not, without the prior written consent of the Representative, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of or enter into any agreement to sell, any [security of type being offered] or any security convertible into or exchangeable or exercisable for [security of type being offered] other than ____________________.

          7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties made herein on the part of the Company, to the performance by the Company of its obligations to be performed hereunder prior to the Closing Date, and to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement, or such other time and date as may be approved by the Underwriters.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (c) [/4/ (i)] On the Closing Date, the Underwriters shall have received from Eric H. Peterson, Executive Vice President and General Counsel of TXU Corp., Hunton & Williams LLP, counsel for the Company, Thelen Reid & Priest LLP, counsel for the Company, and Pillsbury Winthrop LLP, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V and VI hereto (A) with such changes therein as may be agreed upon by the Company and the Representative on behalf of the Underwriters, with the approval of Counsel for the Underwriters and (B) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplementation or amendment[/4/ (ii) on the Closing Date, the Underwriters shall have received from Thelen Reid & Priest LLP, counsel for the Company, a reasoned opinion, in form and substance reasonably satisfactory to Counsel for the Underwriters, with respect to the enforceability of the termination provisions of the Purchase Contracts and the release of pledged Senior Notes in the event of the bankruptcy of the Company; and (iii) on the Closing Date, the Underwriters shall have received from Bryan Cave LLP, counsel for The Bank of New York, as Purchase Contract Agent, an opinion, dated the Closing Date, in form and substance satisfactory to Counsel for the Underwriters, to the effect that:

               (A) The Bank of New York is duly incorporated and is validly existing as a banking corporation with trust powers under the laws of the State of New York with all necessary corporate power and authority to execute, deliver and perform its obligations as Purchase Contract Agent under the Purchase Contract Agreement and the Pledge Agreement.

               (B) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of The Bank of New York. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other laws relating to or affecting the rights and remedies of creditors generally and of general principles of equity (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (C) The execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by laws of The Bank of New York.

               (D) No consent, approval or authorization of, or registration with or notice to, any New York or federal governmental authority or agency is required for the execution or delivery or as a condition precedent to the performance by the Purchase Contract Agent of its obligations under the Purchase Contract Agreement and the Pledge Agreement except those that have been obtained, made or given and are in full force and effect.]

          (d) On and as of the Closing Date, the Underwriters shall have received from Deloitte & Touche LLP a letter to the effect that (i) they are independent certified public accountants with respect to the Company, within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations by the Commission thereunder, (iii) on the basis of a reading of the unaudited amounts of operating revenues and net income included or incorporated by reference in the Prospectus and the related consolidated financial statements from which these amounts were derived, the latest available unaudited consolidated financial statements of the Company and the minute books of the Company and inquiries of officers of the Company and of certain direct and indirect subsidiaries of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP makes no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) any material modifications should be made to the unaudited condensed consolidated financial statements of the Company included in any quarterly reports incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles, (B) the unaudited condensed consolidated financial statements included in any such quarterly reports do not conform in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission and (C) at a specified date not more than five days prior to the date of such letter, there was any change in the capital stock (which includes common stock and preference stock) of the Company, preferred securities of subsidiaries of the Company, short-term bank loans, commercial paper, or long-term debt or long-term debt due currently (including long-term debt held by subsidiary trusts) of the Company; or decrease in the Company's net assets (excluding changes due to Other Comprehensive Income), in each case as compared with amounts shown in the most recent consolidated balance sheets of the Company incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur or which are occasioned by the acquisition of long-term debt for sinking fund purposes, or which are described in such letter, and (iv) they have compared the dollar amounts (or percentages or ratios derived from such dollar amounts) and other financial information included or incorporated by reference in the Registration Statement and the Prospectus as reasonably requested by the Underwriters (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its consolidated subsidiaries subject to the internal controls of the accounting system of such companies or are derived indirectly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter, and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (e) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus, there shall not have been any material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by any of the Company and the Material Subsidiaries, in each case other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or Prospectus, and at the Closing Date the Underwriters shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

          (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

          [/3,4/ (g) At the Closing Date,(i) the [Securities] [Senior Notes that are a component of the Initial Securities] shall be rated at least ________ by Moody's Investor Service, Inc. ("Moody's"), and _________ by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P"), and the Company shall have delivered to the Representative a letter from each such rating agency, or other evidence satisfactory to the Representative on behalf of the Underwriters, confirming that the [Securities] [Senior Notes that are a component of the Initial Securities] have such ratings, and (ii) neither Moody's nor S&P shall have, since the date of this Agreement, downgraded or publicly announced that it has under surveillance or review, with possible negative implications, its ratings of the [Securities] [Senior Notes that are a component of the Initial Securities] or any securities of the Company that are of the same class as the [Securities] [Senior Notes that are a component of the Initial Securities], or of the financial condition of the Company]

          [/1,2/ (g) At the Closing Date, the Securities shall have been approved for listing on the New York, Chicago and Pacific stock exchanges upon notice of issuance.]

          [/4/ (h) At the Closing Date, the Corporate Units shall have been approved for listing on the New York Stock Exchange upon notice of issuance and the Shares issuable under the Purchase Contracts shall have been approved for listing on the New York, Chicago and Pacific stock exchanges upon notice of issuance.]

          The failure of one or more conditions specified in this Section 7 shall permit the termination of this Agreement by the Representative on behalf of the Underwriters upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          8. Conditions of Company's Obligations. The obligation of the Company to deliver the Securities shall be subject to the conditions that the Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date. In case these conditions shall not have been fulfilled, this Agreement may be terminated by the Company upon notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          9.  Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter, each Underwriter's officers and directors and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this Section 9 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter, through the Representative, expressly for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility under the Trust Indenture Act of any trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 9 shall not inure to the benefit of any Underwriter (or of any officer or director of such Underwriter or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus (including any amendment or supplement thereto if any amendments or supplements thereto shall have been furnished to the Underwriters at or prior to the time of written confirmation of the sale involved) (exclusive of the Incorporated Documents) shall not have been given or sent to such person by or on behalf of such Underwriter with or prior to the written confirmation of the sale involved unless the alleged omission or alleged untrue statement was not corrected in the Prospectus at the time of such written confirmation. The indemnity agreement of the Company contained in this Section 9 and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Underwriters, the Underwriters' officers or directors or any such controlling person, and shall survive the delivery of the Securities.

          (b) Each Underwriter shall, severally and not jointly, indemnify, defend and hold harmless the Company, the Company's officers and directors, and each person who controls the Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) as and when incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Underwriter, through the Representative, for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the Company in writing expressly for use in the Prospectus [indicate topics addressed and location in the Prospectus]. The indemnity agreement of the Underwriters contained in this Section 9 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of the Company, its directors or its officers, any Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

          (c) The Company and the relevant Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent such indemnifying party or parties is/are not materially prejudiced as a result of such failure to notify and in any event shall not relieve such indemnifying party or parties from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose reasonable fees and expenses shall be paid by such indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the Company and the Underwriters agrees that without the other party's prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provisions of this Agreement, unless such settlement, compromise or consent
     (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

          (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement, (ii) if an allocation solely on the basis provided by clause (i) is not permitted by applicable law or is inequitable or against public policy, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each indemnifying party on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages, liabilities and expenses and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this
     Section 9, the Underwriters shall not be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages that the Underwriters have otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 9 are several and not joint and shall be in the same proportion as such Underwriter's obligation to underwrite Securities is to the total amount of Securities set forth in Schedule II hereto.

          10. Termination. This Agreement may be terminated, at any time prior to the Closing Date, by the Representative by written notice to the Company if after the date hereof and at or prior to the Closing Date, (a) there shall have occurred any suspension or material limitation of trading of any of the Company's securities on the New York Stock Exchange, Inc. ("NYSE") or any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX") or the NASDAQ Stock Market, Inc. ("NASDAQ") or there shall have been established by the NYSE, AMEX or NASDAQ or by the Commission or by any federal or state agency or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York or federal authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States, or (b) there shall have occurred any (i) material outbreak of hostilities (including, without limitation, an act of terrorism) or (ii) material other national or international calamity or crisis, or any material adverse change in financial, political or economic conditions affecting the United States, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States, and the effect of any such event specified in clause (a) or (b) above on the financial markets of the United States shall be such as to make it impracticable or inadvisable, in the reasonable judgment of the Representative, to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Prospectus. This Agreement may also be terminated with respect to the Securities at any time prior to the Closing Date by the Representative if, in its reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the Company and its subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 10 shall be without liability of any party to any other party except as otherwise provided in Sections 6(g) and 9 hereof.

          11. Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the Company, the several Underwriters and, with respect to the provisions of Section 9 hereof, each director, officer and controlling person referred to in said Section 9, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

          12. Notices. All communications hereunder shall be in writing, and, if to the Underwriters, shall be mailed or delivered to the Representative at the address[es] set forth above, or, if to the Company, shall be mailed or delivered to the Company at 1601 Bryan Street, Dallas, Texas 75201, Attention:
Treasurer.


                            [Signature page follows.]

          If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.


                                         Very truly yours,

                                         TXU CORP.


                                         By  ____________________________

Accepted and delivered as of
the date first above written

[Representative of Underwriters]


By:


  By:___________________________________


as Representative of the several Underwriters

                                   SCHEDULE I
                                   ----------

Underwriting Agreement dated:
Representative:








Designation:

[/1,2/Number of shares]

[/4/Number of Units]

[/2/Liquidation Preference Amount per share:]

[/3/Principal Amount:]

[/4/Aggregate Stated Amount:]

[/3/Date of Maturity:]

[/2/Dividend Rate:]

[/3/Interest Rate:]

Purchase Price:

Underwriting Commissions (payable by the Company):

Public Offering Price:


----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

                                   SCHEDULE II
                                   -----------

                                    TXU CORP.

                               [name of Security]


                                        [/1,2,4/Number] [/3/Principal Amount] of

Name                                                   Securities
----                                                   ----------

[names of Underwriters]

Total
-----                                    =======================================





----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

                                  SCHEDULE III
                                  ------------

                            [LETTERHEAD OF TXU CORP.]


[Date]





as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined

Ladies and Gentlemen:

     I am Executive Vice President and General Counsel of TXU Corp. ("Company").

     I have reviewed the Underwriting Agreement dated ______, __ 200_, between the Company and the Representative ("Underwriting Agreement") and the Prospectus (as such term is defined in the Underwriting Agreement). I have also examined such other documents, made inquiries of other counsel engaged by the Company and otherwise satisfied myself as to such matters as I have deemed necessary as a basis for the legal conclusions expressed below; however, I have not undertaken any independent search of judicial or governmental dockets or records in any jurisdiction.

     Upon the basis of the foregoing review and my familiarity with the affairs and properties of the Company generally, and subject to the limitations noted, other than as stated, referred to or incorporated by reference into the Prospectus, there are no material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or of any of its subsidiaries is the subject that are required to be disclosed in the Prospectus pursuant to Item 103 of the Regulation S-K promulgated by the Securities and Exchange Commission, and, to my knowledge, no such proceedings are contemplated.

Very truly yours,


                                     III-1

                                   SCHEDULE IV
                                   -----------

                      [LETTERHEAD OF HUNTON & WILLIAMS LLP]


[Date]





as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:


          We have acted as counsel to TXU Corp., a Texas corporation (the "Company"), in connection with the issuance and sale by the Company of ____ of its _____________ ("Securities") pursuant to the Underwriting Agreement dated ______________ between the Company and the Representative of the several Underwriters named therein (the "Underwriting Agreement"). This opinion is being delivered pursuant to Section ___ of the Underwriting Agreement.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [/3/ the Indenture] [/4/ the Remarketing Agreement, the Pledge Agreement, the Purchase Contract Agreement, the Indenture, the Debt Securities], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the Company contained in the Underwriting Agreement and, where we have deemed appropriate, on certificates of public officials. [/3/ We have relied upon a certificate of the trustee under the Indenture as to the due authentication and delivery of the Securities and as to the due authentication, execution and delivery of the Indenture by the Trustee.] [/1,2/We have relied upon a certificate of the transfer agent and registrar as to the execution of

----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

the Securities.] [/4/ We have relied upon (i) a certificate of the Trustee as to the due authentication and delivery of the Senior Notes and as to the due authentication, execution and delivery of the Indenture by the Trustee and (ii) a certificate of the Purchase Contract Agent under the Purchase Contract Agreement as to the due authentication and delivery of the Corporate Units.]

          For purposes of the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals, (ii) the conformity to the originals of all documents submitted as certified or photostatic copies and the authenticity of the originals thereof, (iii) the legal capacity of natural persons, (iv) the genuineness of signatures not witnessed by us and (v) the due authorization, execution and delivery of all documents by all parties and the validity, binding effect and enforceability thereof (other than the authorization, execution and delivery of documents by the Company and the validity, binding effect and enforceability thereof upon the Company).

          As to factual matters, we have relied upon representations and warranties contained in the Underwriting Agreement, upon certificates of officers of the Company, and upon certificates of public officials. Whenever the phrase "to our knowledge," "of which we are aware" or words of similar import are used herein, they refer to the actual knowledge of the attorneys of this firm involved in the representation of the Company in this transaction without independent investigation.

          Upon the basis of the foregoing and subject to the qualifications and limitations set forth herein, we are of the opinion that:

          Based on the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

o The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas, and has the corporate power and authority: (a) to execute, deliver and perform its obligations under the Underwriting Agreement [/3/ and the Indenture] [/4/, Purchase Contract Agreement, Pledge Agreement, Purchase Contracts, Indenture and Remarketing Agreement], (b) to issue the [/3/ Securities and to incur the indebtedness to be evidenced thereby] [/4/ Corporate Units and the Shares issuable pursuant to the Purchase Contracts and to incur the indebtedness evidenced by the Senior Notes, (c) to make the Contract Adjustment Payments and (d)] [/1,2,3/ and (c)] to own its property and assets and to conduct the business which it is now conducting.

o [/1,2,3/ The Underwriting Agreement] [/4/ Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement] has been duly authorized, executed and delivered by the Company. The execution and delivery by the Company of the Underwriting Agreement and the fulfillment by the Company of the terms of the Underwriting Agreement will not violate the articles of incorporation or bylaws of the Company, as restated and amended, and will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement, of which we are aware, to which the Company is a party.

o [/2/ The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]

o [/1/ The Common Stock has been duly authorized by the Company for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right; and the Rights, when issued in accordance with the provisions of the Company's Rights Agreement dated as of February 19, 1999 (the "Rights Agreement"), will be validly issued subject to the terms of the Rights Agreement.]

o [/3/ The Indenture has been duly qualified under the Trust Indenture Act.] [/4/ Each of the Indenture and the Purchase Contract Agreement has been duly qualified under the Trust Indenture Act.]

o [/3/ The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).]

o [/3/ The Securities will, when issued and paid for as contemplated in the Underwriting Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.]

o [/4/ The Corporate Units have been authorized, executed and delivered by the Company; the Senior Notes and the Purchase Contracts, when issued against payment for the Corporate Units as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture and of the Purchase Contract Agreement, respectively, and the Corporate Units (when so issued), the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Purchase Contracts, the Senior Notes, the Indenture and the Company's obligation to issue and deliver the Option Securities under the Underwriting Agreement are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law) and, with respect to the Pledge Agreement and the Remarketing Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein.]

o [/4/ The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non assessable and the Rights attached to such Common Stock, when issued in accordance with the provisions of the Company's Rights Agreement dated as of February 19, 1999 (the "Rights Agreement"), will be validly issued subject to the terms of the Rights Agreement; and the issuance of the Common Stock and the Corporate Units is not subject to preemptive or other similar rights arising by law, or to the best of our knowledge, otherwise.]

o The statements made in the Prospectus under the captions [insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

o The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

o Other than as stated, referred to or incorporated by reference in the Registration Statement and the Prospectus, we are not aware of any material pending legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which if determined adversely would have a material effect on the Company and its subsidiaries taken as a whole, and, to our knowledge, no such proceedings are contemplated.

o The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

o No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the [/1,2,3/ Securities] [/4/ Corporate Units or the Shares issuable pursuant to the Purchase Contracts], as contemplated in the Underwriting Agreement.

o Each Material Subsidiary has been incorporated, organized or formed and is validly existing and subsisting as a corporation or other legal entity under the laws of the jurisdiction of its incorporation, organization or formation; each Material Subsidiary has the corporate or other power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as set forth in or contemplated by the Prospectus, and to our knowledge, is qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as a whole; and except as set forth in or contemplated by the Registration Statement and the Prospectus, all of the issued and outstanding common stock or other common ownership interests of each Material Subsidiary has been authorized and, to our knowledge, all such shares or interests are validly issued and fully paid and (except for directors' qualifying shares) are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity except as permitted by the various indentures, mortgages, deeds of trust or other agreements to which the Company is party.

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents), we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth in paragraph [insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion or belief)
(i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          [/1,4/ The opinion set forth in paragraph [insert number of paragraph referring to the Rights Agreement] hereof with respect to the Rights is limited to the valid issuance of the Rights under the terms of the Rights Agreement and the corporation laws of the State of Texas. In this connection, we have not been asked to express, and accordingly do not express, any opinion herein with respect to any other aspect of the Rights, the effect of any equitable principles or fiduciary considerations relating to the adoption of the Rights

Agreement or the issuance of the Rights or the enforceability of any particular provisions of the Rights Agreement.]

          This opinion is limited to the laws of the States of Texas and New York and the federal laws of the United States of America. We believe that you and we are justified in relying on such opinion.


Very truly yours,

                                   SCHEDULE V
                                   ----------

                    [LETTERHEAD OF THELEN REID & PRIEST LLP]



[Date]





as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to TXU Corp., a Texas corporation (the "Company"), in connection with the issuance and sale by the Company of ____ of its _____________ ("Securities") pursuant to the Underwriting Agreement dated ______________ between the Company and the Representative of the several Underwriters named therein (the "Underwriting Agreement"). This opinion is being delivered pursuant to Section ___ of the Underwriting Agreement.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, [/3/ the Indenture] [/4/ the Remarketing Agreement, the Pledge Agreement, the Purchase Contract Agreement, the Indenture, the Debt Securities], and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon representations and warranties of the Company contained in the Underwriting Agreement or in certificates of officers of the Company and, where we deemed appropriate, on certificates of public officials. [/3/ We have relied upon a certificate of the trustee under the Indenture as to the due authentication and delivery of the Securities and as to the due authentication, execution and delivery of the Indenture by the Trustee.] [/1,2/We have relied upon a certificate of the transfer agent and registrar as to the execution of the Securities.] [/4/ We have relied upon (i) a

----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

certificate of the Trustee as to the due authentication and delivery of the Senior Notes and as to the due authentication, execution and delivery of the Indenture by the Trustee and (ii) a certificate of the Purchase Contract Agent under the Purchase Contract Agreement as to the due authentication and delivery of the Corporate Units.] In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Based on the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

o [/1,2,3/ The Underwriting Agreement] [/4/ Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement] has been duly authorized, executed and delivered by the Company.

o [/2/ The Securities conform as to legal matters with the statements concerning them in the Prospectus, have been duly and validly authorized and issued, are fully paid and nonassessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]

o [/1/ The Common Stock has been duly authorized by the Company for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right; and the Rights, when issued in accordance with the provisions of the Company's Rights Agreement dated as of February 19, 1999 (the "Rights Agreement"), will be validly issued subject to the terms of the Rights Agreement.]

o [/3/ The Indenture has been duly qualified under the Trust Indenture Act.] [/4/ Each of the Indenture and the Purchase Contract Agreement has been duly qualified under the Trust Indenture Act.]

o [/3/ The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).]

o [/3/ The Securities will, when issued and paid for as contemplated in the Underwriting Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.]

o [/4/ The Corporate Units have been authorized, executed and delivered by the Company; the Senior Notes and the Purchase Contracts, when issued against payment for the Corporate Units as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture and of the Purchase Contract Agreement, respectively, and the Corporate Units (when so issued), the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Purchase Contracts, the Senior Notes, the Indenture and the Company's obligation to issue and deliver the Option Securities under the Underwriting Agreement are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law) and, with respect to the Pledge Agreement and the Remarketing Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein.]

o [/4/ The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non assessable and the Rights attached to such Common Stock, when issued in accordance with the provisions of the Company's Rights Agreement dated as of February 19, 1999 (the "Rights Agreement"), will be validly issued subject to the terms of the Rights Agreement; and the issuance of the Common Stock and the Corporate Units is not subject to preemptive or other similar rights arising by law, or to the best of our knowledge, otherwise.]

o The statements made in the Prospectus under the captions [insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

o The Company is not an investment company within the meaning of the Investment Company Act of 1940, as amended.

o The Registration Statement, as of the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except for the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder; the Incorporated Documents (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which we do not express any opinion), at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; and the Registration Statement has become and is effective under the Securities Act and, to our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

o No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (other than in connection or in compliance with the provisions of applicable blue-sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America, as to which we do not express any opinion) is legally required for the authorization of the issue and sale by the Company of the [/1,2,3/ Securities] [/4/ Corporate Units or the Shares issuable pursuant to the Purchase Contracts], as contemplated in the Underwriting Agreement.

o [/1/ The Securities have been listed, on official notice of issuance, on the New York, Chicago and Pacific stock exchanges.]

          [If a tax opinion is given: We hereby confirm as our opinion the statements under the caption "[insert caption of tax considerations section]" in the Prospectus.]

          In the course of the preparation of the information relating to the Company contained in the Prospectus (including the Incorporated Documents), we had discussions with certain of its officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your officers and employees and your counsel, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the Company or the information included by the Company in the Prospectus (including the Incorporated Documents) and take no responsibility therefor except as set forth [if a tax opinion is given: in the immediately preceding paragraph and] in paragraph [insert number of paragraph referring to Sections of the Prospectus] above. However, our examination of the information relating to the Company contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (except as to financial statements and schedules and other financial and statistical data and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion or belief)
(i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          [/1,4/ The opinion set forth in paragraph [insert number of paragraph referring to the Rights Agreement] hereof with respect to the Rights is limited to the valid issuance of the Rights under the terms of the Rights Agreement and the corporation laws of the State of Texas. In this connection, we have not been asked to express, and accordingly do not express, any opinion herein with respect to any other aspect of the Rights, the effect of any equitable principles or fiduciary considerations relating to the adoption of the Rights Agreement or the issuance of the Rights or the enforceability of any particular provisions of the Rights Agreement.]

          This opinion is limited to the laws of the State of New York, the federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Texas. We do not hold ourselves out as experts in the laws of the State of Texas. As to all matters of Texas law, we have, with your consent, relied upon the opinion of Hunton & Williams LLP, Dallas, Texas, counsel for the Company. We believe that you and we are justified in relying on such opinion.

                                         Very truly yours,


                                         THELEN REID & PRIEST LLP

                                   SCHEDULE VI
                                   -----------

                     [LETTERHEAD OF PILLSBURY WINTHROP LLP]


[Date]





as representative[s] ([collectively, ]the "Representative") of the underwriters (the "Underwriters") named in Schedule II to the Underwriting Agreement, as herein defined


Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the issuance and sale by TXU Corp., a Texas corporation (the "Company"), of ____ of its _____________ ("Securities") pursuant to the Underwriting Agreement dated ______________ between the Company and you (the "Underwriting Agreement").

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          This opinion is limited to the laws of the State of New York, the federal laws of the United States of America and, to the extent set forth herein, the laws of the State of Texas. We do not hold ourselves out as experts on the laws of the State of Texas. We have, with your consent, relied upon an opinion of even date herewith addressed to you by Hunton & Williams LLP, Dallas, Texas, counsel for the Company, required by Section __ of the Underwriting Agreement, as to the matters covered in such opinion relating to Texas law. We have reviewed such opinion and believe that it is satisfactory and that you and we are justified in relying thereon. We have also reviewed the opinion of Thelen Reid & Priest LLP, New York, New York, counsel for the Company, required by Section __ of the Underwriting Agreement, and we believe such opinion to be satisfactory.

          For purposes of this opinion, we have reviewed the Registration Statement, the Prospectus, [insert other applicable documents]. We have, in addition, reviewed, and relied as to matters of fact upon, the documents described in the list of closing papers as having been delivered to the Underwriters at the closing of the transactions contemplated under the Underwriting Agreement and such other documents and satisfied ourselves as to such other matters as we have deemed relevant and necessary as a basis for this opinion. [/1,2,3/ We have relied upon a certificate of the [/3/ Trustee under the Indenture as to the due authentication and delivery of the Securities and as to the authorization, execution and delivery by the Trustee of the Indenture]

[/1,2/transfer agent and registrar for the Securities as to the issuance, registration and countersignature thereof].] [/4/ We have relied upon a certificate of the Purchase Contract Agent under the Purchase Contract Agreement as to the authentication of the Corporate Units and a certificate of the Trustee under the Indenture as to the authentication of the Senior Notes.] As to various questions of fact material to this opinion, we have relied upon representations of the Company and statements in the Prospectus hereinafter mentioned. In such review we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

o [/1,2,3/ The Underwriting Agreement] [/4/ Each of the Underwriting Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Purchase Contracts, the Indenture and the Remarketing Agreement] has been duly authorized, executed and delivered by the Company.

o [/1,2/ The Securities [/2/ conform as to legal matters with the statements concerning them in the Prospectus,] have been duly and validly authorized and issued, are fully paid and non-assessable, and are entitled to the rights, privileges and preferences set forth in the Restated Articles of Incorporation, as amended, of the Company.]

o [/1/ The Common Stock has been duly authorized by the Company for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar right.]

o [/3/ The Indenture has been duly qualified under the Trust Indenture Act.] [/4/ Each of the Indenture and the Purchase Contract Agreement has been duly qualified under the Trust Indenture Act.]

o [/3/ The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law).]

----------
1    For use in connection with Common Stock.

2    For use in connection with Preference Stock.

3    For use in connection with Debt Securities.

4    For use in connection with Stock Purchase Units.

o [/3/ The Securities will, when issued and paid for as contemplated in the Underwriting Agreement, be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law), and will be entitled to the benefits afforded by the Indenture.]

o [/4/ The Corporate Units have been authorized, executed and delivered by the Company; the Senior Notes and the Purchase Contracts, when issued against payment for the Corporate Units as contemplated by the Underwriting Agreement, will be entitled to the benefits of the Indenture and of the Purchase Contract Agreement, respectively, and the Corporate Units (when so issued), the Purchase Contract Agreement, the Pledge Agreement, the Remarketing Agreement, the Purchase Contracts, the Senior Notes, the Indenture and the Company's obligation to issue and deliver the Option Securities under the Underwriting Agreement are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law) and, with respect to the Pledge Agreement and the Remarketing Agreement, subject to any principles of public policy limiting the right to enforce the indemnification provisions contained therein.]

o [/4/ The Common Stock issuable pursuant to the Purchase Contracts has been validly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non assessable; and the issuance of the Common Stock and the Corporate Units is not subject to preemptive or other similar rights arising by law.]

o The statements made in the Prospectus under the captions [insert titles of sections describing the Securities in the Prospectus and Prospectus Supplement], insofar as they purport to constitute summaries of the terms of the documents or transactions referred to therein, constitute accurate summaries of the terms of such documents or transactions in all material respects.

o No other approval, authorization, consent or order of any public board or body of the United States of America or the States of New York or Texas (except those which have been obtained and other than in connection or in compliance with the provisions of applicable blue sky laws or securities laws of any jurisdiction (other than the federal securities laws of the United States of America), as to which we express no opinion) is legally required for the authorization of the issue and sale by the Company of the [/1,2,3/ Securities] [/4/ Corporate Units or the Shares issuable pursuant to the Purchase Contracts], as contemplated in the Underwriting Agreement.

o The Registration Statement, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 (except in each case as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein and except for that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1, as to which we do not express any opinion or belief) complied as to form in all material respects with the Securities Act and the applicable instructions, rules and regulations of the Commission thereunder.[/1/ The Securities have been listed, on official notice of issuance, on the New York, Chicago and Pacific stock exchanges.]

          In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness and completeness of the statements made by the Company and the information included in the Registration Statement and the Prospectus and take no responsibility therefor. We have not independently verified the accuracy, completeness or fairness of the statements contained or incorporated by reference in the Registration Statement or the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph __ above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the Company's officers and representatives, and representatives of certain of its subsidiaries, with counsel for the Company, with Deloitte & Touche LLP, the Company's independent auditors who audited certain of the financial statements contained in the Incorporated Documents, and with certain of your representatives. Our review of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements and schedules or other financial or statistical data contained or incorporated by reference in the Registration Statement or Prospectus or as to that part of the Registration Statement that constitutes the Statements of Eligibility on Form T-1.

          This opinion is given to you solely for your use in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon for any other purpose, or furnished or quoted to, or relied upon by, any other person or entity for any purpose, without our prior written consent.

                                         Very truly yours,